SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A-2

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                         Date of Report: October 4, 2003
                        (Date of earliest event reported)

                           XECHEM INTERNATIONAL, INC.
             (Exact name of registrant as specified in the charter)

          Delaware                      0-23788                  32-3284403
(State or other jurisdiction      (Commission File No.)        (IRS Employer
      of incorporation)                                      Identification No.)

                    100 Jersey Avenue, Building B, Suite 310
                      New Brunswick, New Jersey 08901-3279
                    (Address of Principal Executive Offices)

                                 (732) 247-3300
               Registrant's telephone number including area code)

          (Former name or former address, if changed since last report)

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ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On October 4, 2003, Xechem International, Inc. (the "Company") received a letter from Wiss & Company, LLP ("Wiss"), the Company's independent public accountants, dated September 30, 2003. In the letter, Wiss informed the Company that it had decided to discontinue providing audit services to SEC clients and was exiting this practice area. However, Wiss also advised the Company by letter dated November 10 and November 18, 2003 that it would continue to provide services to the Company through December 1, 2003, which would include review of the Company's Form 10-QSB for the three months ended September 30, 2003, at which time it would resign from providing audit services to the Company. The Company had engaged Wiss on December 13, 2002.

     In its letters, Wiss stated that its decision was based on a variety of business factors, including the recent rash of legislation changes enacted following the passing of the Sarbanes-Oxley Act of 2002. A copy of Wiss' November 18, 2003 letter is attached as an exhibit to this Form 8-K. Wiss' prior letters dated September 30 and November 10, 2003 are attached as exhibits to our previously filed Form 8-K and 8-K/A-1 relating to this matter.

     The Company has not yet selected replacement independent public accountants for Wiss; however, it is presently interviewing candidates. The Company will file an additional Form 8-K to announce the Company's new independent public accountants as soon as such replacement is selected.

     The Company's decision to accept Wiss' resignation was approved by our audit committee.

     Wiss' reports on the Company's consolidated financial statements for the past year, which is the only year for which it provided accounting services during its recent engagement, did not contain an adverse opinion nor was it modified as to audit scope or accounting principles; however, Wiss' report contained a statement that there were doubts about the ability of the Company to continue as a going concern.

     During the term of Wiss' recent engagement by the Company and through the date of this Form 8-K, there were no disagreements with Wiss on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Wiss' satisfaction, would have cause them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years. In addition, there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Wiss with a copy of the foregoing disclosures. Wiss has reviewed the disclosures set forth in this Form 8-K and has furnished its letter to the Company wherein it agrees with such disclosures as it relates to their firm. A copy of this letter is filed as an exhibit to this Form 8-K.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

     (c)       Exhibits

     16(a)     Letter from Wiss & Company, LLP dated November 18, 2003.

     16(b)     Letter from Wiss & Company, LLP dated November 18, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2003

                                        XECHEM INTERNATIONAL, INC.

                                        By: /s/ Dr. Ramesh C. Pandey
                                            ------------------------
                                        Its: President and Chairman of the
                                        Board of Directors

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